                                                                   EXHIBIT 10.63

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

     Supplemental Indenture (this "Supplemental Indenture"), dated as of May 1,
2006, among L-3 Communications Corporation (or its permitted successor), a
Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 21, 2003 providing for the issuance of an unlimited amount of 6 1/8% Senior Subordinated Notes due 2013
(the "Notes");

     WHEREAS, the Indenture provides that under certain circumstances the
Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the
Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

         (a)  Such Guaranteeing Subsidiary, jointly and severally with all other current and future guarantors of the Notes (collectively, the
              "Guarantors" and each, a "Guarantor"), unconditionally guarantees to each Holder of a Note authenticated and delivered by the
              Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Notes or the Obligations of the Company under the Indenture or the Notes, that:

              (i)   the principal of, premium, interest and Additional Amounts, if any, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or
                    otherwise, and interest on the overdue principal of,
                    premium, interest and Additional Amounts, if any, on the
                    Notes, to the extent lawful, and all other Obligations of
                    the Company to the Holders or the Trustee thereunder or
                    under the Indenture will be promptly paid in full, all in
                    accordance with the terms thereof; and

              (ii)  in case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the same
                    will be promptly paid in full when due in accordance with
                    the terms of the extension or renewal, whether at stated
                    maturity, by acceleration or otherwise.

         (b)  Notwithstanding the foregoing, in the event that this Subsidiary
              Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guaranteeing Subsidiary under this Supplemental Indenture and its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

         (a)  To evidence its Subsidiary Guarantee set forth in this
              Supplemental Indenture, such Guaranteeing Subsidiary hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit F to the Indenture shall be endorsed by an officer of such Guaranteeing Subsidiary on each Note authenticated and delivered by the Trustee after the date hereof.

         (b)  Notwithstanding the foregoing, such Guaranteeing Subsidiary hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

         (c)  If an Officer whose signature is on this Supplemental Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary
              Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

         (d)  The delivery of any Note by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the
              Subsidiary Guarantee set forth in this Supplemental Indenture on behalf of each Guaranteeing Subsidiary.

         (e)  Each Guaranteeing Subsidiary hereby agrees that its Obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         (f)  Each Guaranteeing Subsidiary hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands

              whatsoever and covenants that its Subsidiary Guarantee made pursuant to this Supplemental Indenture will not be discharged except by complete performance of the Obligations contained in the
              Notes and the Indenture.

         (g)  If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guaranteeing Subsidiary, or any custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such Guaranteeing Subsidiary, any amount paid by either to the Trustee or such Holder, the
              Subsidiary Guarantee made pursuant to this Supplemental Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

         (h)  Each Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby until payment in full of all
              Obligations guaranteed hereby. Each Guaranteeing Subsidiary further agrees that, as between such Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand:

              (i)   the maturity of the Obligations guaranteed hereby may be
                    accelerated as provided in Article 6 of the Indenture for
                    the purposes of the Subsidiary Guarantee made pursuant to
                    this Supplemental Indenture, notwithstanding any stay,
                    injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby; and

              (ii)  in the event of any declaration of acceleration of such
                    Obligations as provided in Article 6 of the Indenture, such
                    Obligations (whether or not due and payable) shall forthwith become due and payable by such Guaranteeing Subsidiary for the purpose of the Subsidiary Guarantee made pursuant to
                    this Supplemental Indenture.

         (i)  Each Guaranteeing Subsidiary shall have the right to seek contribution from any other non-paying Guaranteeing Subsidiary so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the Subsidiary Guarantee made pursuant to this Supplemental Indenture.

4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

         (a)  Except as set forth in Articles 4 and 5 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the
              Notes shall prevent any consolidation or merger of any
              Guaranteeing Subsidiary with or into the Company or any other
              Guarantor or shall prevent any transfer, sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or
              substantially as an entirety, to the Company or any other
              Guarantor.

         (b)  Except as set forth in Article 4 and 5 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the
              Notes shall prevent any consolidation or merger of any
              Guaranteeing Subsidiary with or into a corporation or corporations other than the Company or any other Guarantor (in each case, whether or not affiliated with the Guaranteeing Subsidiary), or successive consolidations or mergers in which a Guaranteeing
              Subsidiary or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or substantially as an entirety, to a corporation other than the Company or any other
              Guarantor (in each case, whether or not affiliated with the
              Guaranteeing Subsidiary) authorized to acquire and operate the same; provided, however, that each Guaranteeing Subsidiary hereby covenants and agrees that (i) subject to the Indenture, upon any such consolidation, merger, sale or conveyance, the due and punctual performance and observance of all of the covenants and conditions of the Indenture and this Supplemental Indenture to be performed by such Guaranteeing Subsidiaries, shall be expressly assumed (in the event that such Guaranteeing Subsidiary is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the
              Trustee, by the corporation formed by such consolidation, or into which such Guaranteeing Subsidiary shall have been merged, or by the corporation which shall have acquired such property and (ii)
              immediately after giving effect to such consolidation, merger, sale or conveyance no Default or Event of Default exists.

         (c)  In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee made pursuant to this Supplemental Indenture and the due and punctual
              performance of all of the covenants and conditions of the
              Indenture and this Supplemental Indenture to be performed by such
              Guaranteeing Subsidiary, such successor corporation shall succeed to and be substituted for such Guaranteeing Subsidiary with the same effect as if it had been named herein as the Guaranteeing
              Subsidiary. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon the Notes issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture and this
              Supplemental Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the
              Indenture and this Supplemental Indenture as though all of such
              Subsidiary Guarantees had been issued at the date of the execution hereof.

5. RELEASES.

         (a)  Concurrently with any sale of assets (including, if applicable, all of the Capital Stock of a Guaranteeing Subsidiary), all Liens,
              if any, in favor of

              the Trustee in the assets sold thereby shall be released; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 of the Indenture. If the assets sold in such sale or other disposition include all or substantially all of the assets of a Guaranteeing Subsidiary or all of the Capital
              Stock of a Guaranteeing Subsidiary, then the Guaranteeing
              Subsidiary (in the event of a sale or other disposition of all of the Capital Stock of such Guaranteeing Subsidiary) or the Person acquiring the property (in the event of a sale or other
              disposition of all or substantially all of the assets of such
              Guaranteeing Subsidiary) shall be released from and relieved of its Obligations under this Supplemental Indenture and its
              Subsidiary Guarantee made pursuant hereto; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of
              Section 4.10 of the Indenture. Upon delivery by the Company to the
              Trustee of an Officers' Certificate to the effect that such sale or other disposition was made by the Company or the Guaranteeing
              Subsidiary, as the case may be, in accordance with the provisions of the Indenture and this Supplemental Indenture, including without limitation, Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guaranteeing Subsidiary from its
              Obligations under this Supplemental Indenture and its Subsidiary
              Guarantee made pursuant hereto. If the Guaranteeing Subsidiary is not released from its obligations under its Subsidiary Guarantee, it shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of such
              Guaranteeing Subsidiary under the Indenture as provided in this
              Supplemental Indenture.

         (b)  Upon the designation of a Guaranteeing Subsidiary as an
              Unrestricted Subsidiary in accordance with the terms of the
              Indenture, such Guaranteeing Subsidiary shall be released and relieved of its Obligations under its Subsidiary Guarantee and this Supplemental Indenture. Upon delivery by the Company to the
              Trustee of an Officers' Certificate and an Opinion of Counsel to
              the effect that such designation of such Guaranteeing Subsidiary as an Unrestricted Subsidiary was made by the Company in
              accordance with the provisions of the Indenture, including without limitation Section 4.07 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guaranteeing Subsidiary from its Obligations under its Subsidiary Guarantee. Any Guaranteeing Subsidiary not released from its Obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the
              Notes and for the other Obligations of any Guaranteeing Subsidiary under the Indenture as provided herein.

         (c)  Each Guaranteeing Subsidiary shall be released and relieved of its obligations under this Supplemental Indenture in accordance with, and subject to, Section 4.18 of the Indenture.

     6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing
Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the
Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of the
Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

     7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No Guaranteeing
Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees. Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that
Guaranteeing Subsidiary (in the same manner and to the same extent that the
Notes are subordinated to Senior Debt), which shall include all guarantees of
Senior Debt.

     8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, all as of the date first above written.

Dated: May 1, 2006                     L-3 COMMUNICATIONS CORPORATION

                                       By: /s/ Christopher C. Cambria
                                           ------------------------------
                                           Name:  Christopher C. Cambria
                                           Title: Senior Vice President,
                                                  Secretary and General Counsel

Dated: May 1, 2006      APCOM, INC., a Maryland corporation
                        BROADCAST SPORTS INC., a Delaware corporation
                        D.P. ASSOCIATES INC., a Virginia corporation
                        ELECTRODYNAMICS, INC., an Arizona corporation
                        HENSCHEL INC., a Delaware corporation
                        HYGIENETICS ENVIRONMENTAL SERVICES, INC., a Delaware
                            corporation
                        INTELLIGENCE DATA SYSTEMS, INC., a Virginia corporation
                        INTERSTATE ELECTRONICS CORPORATION, a California
                            corporation
                        KDI PRECISION PRODUCTS, INC., a Delaware corporation
                        L-3 COMMUNICATIONS AEROMET, INC., an Oregon corporation
                        L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware
                            corporation
                        L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS TECHNOLOGY,
                            INC., a Florida corporation
                        L-3 COMMUNICATIONS APPLIED SIGNAL AND IMAGE TECHNOLOGY,
                            INC., a Maryland corporation
                        L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a Delaware
                            corporation
                        L-3 COMMUNICATIONS AVISYS CORPORATION, a Texas
                            corporation
                        L-3 COMMUNICATIONS CSI, INC., a California corporation
                        L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                            corporation
                        L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                            corporation
                        L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION,
                            an Ohio corporation
                        L-3 COMMUNICATIONS CYTERRA CORPORATION, a Delaware
                            corporation
                        L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a
                            Delaware corporation
                        L-3 COMMUNICATIONS EO/IR, INC., a Florida corporation
                        L-3 COMMUNICATIONS EOTECH, INC., a Delaware corporation
                        L-3 COMMUNICATIONS ESSCO, INC., a Delaware corporation
                        L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC, a
                            Delaware limited liability company
                        L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                            limited liability company
                        L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                            Virginia corporation
                        L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                            corporation
                        L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                            CORPORATION, a California corporation
                        L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a Delaware
                            limited partnership
                        L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                            corporation
                        L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a Delaware
                            corporation

                        L-3 COMMUNICATIONS MAS (US) CORPORATION, a Delaware
                            corporation
                        L-3 COMMUNICATIONS MOBILE-VISION, INC., a New Jersey
                            corporation
                        L-3 COMMUNICATIONS SAFEVIEW, INC., a Delaware
                            corporation
                        L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS,
                            INC., a Delaware corporation
                        L-3 COMMUNICATIONS SONOMA EO, INC., a California
                            corporation
                        L-3 COMMUNICATIONS TCS, INC., a Georgia corporation
                        L-3 COMMUNICATIONS TITAN CORPORATION, a Delaware
                            corporation
                        L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC, a
                            Delaware limited liability company
                        L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware
                            limited liability company
                        L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                            corporation
                        LINCOM WIRELESS, INC., a Delaware corporation
                        MCTI ACQUISITION CORPORATION, a Maryland corporation
                        MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED, a
                            Maryland corporation
                        MICRODYNE CORPORATION, a Maryland corporation
                        MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                            corporation
                        MPRI, INC., a Delaware corporation
                        PAC ORD INC., a Delaware corporation
                        POWER PARAGON, INC., a Delaware corporation
                        SPD ELECTRICAL SYSTEMS, INC., a Delaware corporation
                        SPD SWITCHGEAR INC., a Delaware corporation
                        SYCOLEMAN CORPORATION, a Florida corporation
                        TITAN FACILITIES, INC., a Virginia corporation
                        TROLL TECHNOLOGY CORPORATION, a California corporation
                        WESCAM AIR OPS INC., a Delaware corporation
                        WESCAM AIR OPS LLC, a Delaware limited liability company
                        WESCAM HOLDINGS (US) INC., a Delaware corporation
                        WESCAM LLC, a Delaware limited liability company
                        WOLF COACH, INC., a Massachusetts corporation

                             As Guaranteeing Subsidiaries

                             By: /s/ Christopher C. Cambria
                                 ------------------------------
                             Name:  Christopher C. Cambria
                             Title: Vice President and Secretary

Dated:  May 1, 2006          THE BANK OF NEW YORK,
                             as Trustee

                             By: /s/ Franca Ferrera
                                 ----------------------------
                                 Name:  Franca Ferrera
                                 Title: Assistant Vice President

      NOTATION ON SENIOR SUBORDINATED NOTE RELATING TO SUBSIDIARY GUARANTEE

     Pursuant to the Supplemental Indenture (the "Supplemental Indenture") dated as of May 1, 2006 among L-3 Communications Corporation, the Guarantors party thereto (each a "Guarantor" and collectively the "Guarantors") and The Bank of
New York, as trustee (the "Trustee"), each Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of, and premium, interest and Additional Amounts on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Additional Amounts on the Notes, and (c) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any
Holder in enforcing any rights under the Subsidiary Guarantee (as defined in the
Supplemental Indenture).

     Notwithstanding the foregoing, the Subsidiary Guarantee of each Guarantor shall be subordinated to the prior payment in full of all Senior Debt (as defined in the Indenture) of that Guarantor (in the same manner and to the same extent that the Notes are subordinated to the Senior Debt), which shall include all guarantees of Senior Debt.

     Notwithstanding the foregoing, in the event that the Subsidiary Guarantee of any Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

     No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any Obligations of the Company or any Guarantor under the Notes, any Subsidiary Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

     The Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which the Subsidiary
Guarantee is noted has been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture, dated as of May 21,
2003, among L-3 Communications Corporation, the Guarantors party thereto and the
Trustee.

Dated: May 1, 2006      APCOM, INC.
                        BROADCAST SPORTS INC.
                        D.P. ASSOCIATES INC.
                        ELECTRODYNAMICS, INC.
                        HENSCHEL INC.
                        HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                        INTELLIGENCE DATA SYSTEMS, INC.
                        INTERSTATE ELECTRONICS CORPORATION
                        KDI PRECISION PRODUCTS, INC.
                        L-3 COMMUNICATIONS AEROMET, INC.
                        L-3 COMMUNICATIONS AIS GP CORPORATION
                        L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS TECHNOLOGY,
                            INC.
                        L-3 COMMUNICATIONS APPLIED SIGNAL AND IMAGE TECHNOLOGY,
                            INC.,
                        L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                        L-3 COMMUNICATIONS AVISYS CORPORATION
                        L-3 COMMUNICATIONS AYDIN CORPORATION
                        L-3 COMMUNICATIONS CE HOLDINGS, INC.
                        L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
                        L-3 COMMUNICATIONS CSI, INC.
                        L-3 COMMUNICATIONS CYTERRA CORPORATION
                        L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
                        L-3 COMMUNICATIONS EO/IR, INC.
                        L-3 COMMUNICATIONS EOTECH, INC.
                        L-3 COMMUNICATIONS ESSCO, INC.
                        L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
                        L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                        L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.,
                        L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                        L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY CORPORATION
                        L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                        L-3 COMMUNICATIONS INVESTMENTS INC.
                        L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                        L-3 COMMUNICATIONS MAS (US) CORPORATION
                        L-3 COMMUNICATIONS MOBILE-VISION, INC.
                        L-3 COMMUNICATIONS SAFEVIEW, INC.
                        L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC.
                        L-3 COMMUNICATIONS SONOMA EO, INC.
                        L-3 COMMUNICATIONS TCS, INC.
                        L-3 COMMUNICATIONS TITAN CORPORATION
                        L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
                        L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
                        L-3 COMMUNICATIONS WESTWOOD CORPORATION
                        LINCOM WIRELESS, INC.
                        MCTI ACQUISITION CORPORATION

                        MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
                        MICRODYNE CORPORATION
                        MICRODYNE OUTSOURCING INCORPORATED
                        MPRI, INC.
                        PAC ORD INC.
                        POWER PARAGON, INC.
                        SPD ELECTRICAL SYSTEMS, INC.
                        SPD SWITCHGEAR INC.
                        SYCOLEMAN CORPORATION
                        TITAN FACILITIES, INC.
                        TROLL TECHNOLOGY CORPORATION
                        WESCAM AIR OPS INC.
                        WESCAM AIR OPS LLC
                        WESCAM HOLDINGS (US) INC.
                        WESCAM LLC
                        WOLF COACH, INC.

                        As Guaranteeing Subsidiaries

                        By: /s/ Christopher C. Cambria
                            ------------------------------
                            Name:  Christopher C. Cambria
                            Title: Vice President and Secretary